UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2024

VERTIV HOLDINGS CO

(Exact name of registrant as specified in its charter)

Delaware	001-38518	81-2376902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 N. Cleveland Ave., Westerville, Ohio 43082

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 614-888-0246

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 19, 2024, Vertiv Holdings Co (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format via live webcast. Of the 374,344,987 shares of the Company’s Class A common stock outstanding and entitled to vote at the Annual Meeting, 308,427,335, shares (or 82.39%), constituting a quorum, were represented in person (online) or by proxy at the Annual Meeting.

Set forth below are the final voting results for the three proposals submitted to a vote of the stockholders at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to stockholders on April 26, 2024.

Proposal 1: Stockholders elected eleven directors to the Company’s Board of Directors, each for a term of one year expiring at the Company’s 2025 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, based on the following votes:

Director Nominee	For	Withhold	Broker Non-Votes
David M. Cote	263,105,742	10,300,911	35,020,682
Giordano Albertazzi	268,265,479	5,141,174	35,020,682
Joseph J. DeAngelo	258,531,504	14,875,149	35,020,682
Joseph van Dokkum	171,223,972	102,182,681	35,020,682
Roger Fradin	242,913,606	30,493,047	35,020,682
Jakki L. Haussler	266,882,118	6,524,535	35,020,682
Jacob Kotzubei	250,282,423	23,124,230	35,020,682
Matthew Louie	266,924,903	6,481,750	35,020,682
Edward L. Monser	258,509,289	14,897,364	35,020,682
Steven S. Reinemund	267,827,644	5,579,009	35,020,682
Robin L. Washington	261,944,660	11,461,993	35,020,682

Proposal 2: Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
260,358,110	12,475,329	573,214	35,020,682

Proposal 3: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
296,663,573	10,866,323	897,439	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2024	Vertiv Holdings Co

/s/ Stephanie L. Gill
Name: Stephanie L. Gill
Title: Chief Legal Counsel